Segment Reporting (Details)	12 Months Ended
	Dec. 31, 2025 USD ($) Segments	Dec. 31, 2024 USD ($)
Segment Reporting [Abstract]
Reportable segment (in Segments) | Segments	1
Deferred revenue	$ 1,984,550	$ 2,713,215
Recognized revenue	$ 236,038	$ 1,142,643
Revenue term	1 year
Segment reporting description	The Company’s chief operating decision-makers (the “CODM”), which are the Company’s Chief Executive Officer and Chief Financial Officer, assess performance for the reportable segment and decide how to allocate resources using net income as the primary measure of profitability. The CODM are not regularly provided with specific segment expenses, but focus on revenue, gross profit, and net income/loss. Expense information, including cost of goods sold, can be easily computed from the information provided.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer